FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made effective as of this 20th day of July, 1999 among TEARDROP GOLF COMPANY ("TearDrop"), TOMMY ARMOUR GOLF COMPANY ("Armour"), RAM GOLF CORPORATION (formerly known as TearDrop Ram Golf Company) ("Ram"), TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop, Armour, Ram and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

            A. The Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Ram was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997. Acquisition was added as a Borrower pursuant to an Amendment and Joinder Agreement dated as of November 5, 1998, but effective as of September 30, 1998. The Agreement was further amended by an Amendment to Loan and Security Agreement dated as of February 24, 1999, a Third Amendment to Loan and Security Agreement dated as of March 8, 1999, and a Fourth Amendment to Loan and Security Agreement dated as of April 15, 1999.

            B. Borrowers have asked that Lender enter into a certain Forbearance and Overadvance Agreement ("Forbearance Agreement") of even date herewith and, in connection therewith, the parties have agreed to amend the Agreement as set forth herein.

            NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

            1. Subject to the satisfaction of the conditions set forth in
Section 4 hereof, the Agreement is hereby amended as follows:

                  (A) Section 1.1 of the Agreement is hereby amended to add the following defined terms in alphabetical order:

                  "Forbearance Agreement" shall mean that certain Forbearance and Overadvance Agreement among the Borrowers and Lender dated as of July 20, 1999.

                  "Termination Event" shall have the meaning set forth in the
            Forbearance Agreement.

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                  (B) The following definitions contained in Section 1.1 of the
Agreement are hereby amended to read as follows:

                  "Adjusted Prime Rate" means the Prime Rate plus 1%. The
            Adjusted Prime Rate shall change simultaneously with each change in the Prime Rate.

                  "Borrowing Base" at any time means the sum of (A) 70% of
            Borrowers' Qualified Accounts at such time, plus (B) 60% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), plus (C) from November 5, 1998 through the date of a Termination Event, $2,175,000.00, plus (D) the lesser of (1) $500,000.00 or (2) the sum of (a) 70% of Borrowers' Qualified Canadian Accounts and (b) 60% of Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement.

                  "Commitment" means, from July 1, 1999 through October 9, 1999,
            $25,000,000, and, from and after October 10, 1999, $20,000,000.

                  (C) The Agreement is hereby amended from and after the date hereof to replace Section 8.2 with the following Section which shall read as follows:

                  SECTION 8.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to each party hereto by overnight delivery service at its address specified below or at such other address as shall be designated by such party in a notice to each other party complying with the terms of this
      Section 8.2:

                  If to Borrowers:

                        [Name of Borrower]
                        1080 Lousons Road
                        Union, New Jersey 07083
                        Attention:  Mr. Rudy Slucker

                  If to Lender:

                        First Union National Bank
                        1339 Chestnut Street
                        4th Floor PA 4812
                        Philadelphia, PA 19107
                        Attention:  John Rooney


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

                  with a copy to:

                        Congress Financial Corporation (Central)
                        150 South Wacker Drive, Suite 2200
                        Chicago, Illinois 60606-4401
                        Attention: William H. Bloom

      All notices, requests, demands and other communications provided for hereunder shall be effective when delivered or received at the aforesaid addresses.

            2. The Borrowers acknowledge that Lender has advised Borrowers that Lender has appointed and designated Congress Financial Corporation (Central) ("Congress") to serve as Lender's servicing agent with respect to the Agreement and to exercise such rights and remedies on behalf of Lender with respect to the Loan Agreement as Lender and Congress may from time to time agree. Borrowers hereby consent to such appointment and have agreed that, until receipt by Borrowers of further written notice from Lender, Borrowers shall recognize Congress as Lender's duly authorized agent with respect to any and all rights of Lender under the Agreement. Borrowers agree that all costs and expenses (including reasonable fees and out-of-pocket expenses of legal counsel) incurred by Congress in connection with the Agreement or with any Loan Document shall be recoverable by Lender, and payable by Borrowers, as provided in Section 8.4 of the Agreement to the same extent as any expenses incurred directly by Lender. Until further notice from Lender, Borrowers agree that any and all communications of any nature by any of Borrowers to Lender, including without limitation all financial information required to be provided to Lender by
Section 6.2 of the Agreement, shall be simultaneously delivered to both Lender and Congress in accordance with Section 8.2 of the Agreement, as amended hereby. All payments made by Borrowers on account of any of the Liabilities shall continue to be made directly to Lender as provided in Section 2.2 of the Agreement.

            3. The terms of this Amendment are hereby incorporated into the Agreement.

            4. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (A) Borrowers shall have delivered or caused to be delivered the following documents, each duly executed by Borrowers:

                        (1) this Amendment and

                        (2) the Forbearance Agreement.

                  (B) Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender and Congress in connection with the Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.


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

            5. Borrowers represent and warrant to Lender that:

                  (A) The representations and warranties set forth in Article V of the Agreement, as the same have been updated in prior amendments to the Agreement and as further updated on Schedule 1 hereto, are true and correct in all material respects as of the date hereof;

                  (B) No Default or Event of Default has occurred or is continuing, excluding the Existing Defaults (as defined in the Forbearance Agreement); and

                  (C) The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

            6. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless set forth in writing and executed by the parties hereto.

            7. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement.

            8. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

            9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       TEARDROP GOLF COMPANY

                                       By: /s/ Rudy Slucker
                                           ------------------------------------
                                           Name: Rudy Slucker
                                           Title: President


                                       TOMMY ARMOUR GOLF COMPANY

                                       By: /s/ Rudy Slucker
                                           ------------------------------------
                                           Name: Rudy Slucker


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

                                           Title: President


                                       RAM GOLF CORPORATION (formerly known
                                       as TearDrop Ram Golf Company)

                                       By: /s/ Rudy Slucker
                                           ------------------------------------
                                           Name: Rudy Slucker
                                           Title: President


                                       TEARDROP ACQUISITION CORP.

                                       By: /s/ Rudy Slucker
                                           ------------------------------------
                                           Name: Rudy Slucker
                                           Title: President


                                       FIRST UNION NATIONAL BANK (successor
                                       by merger to CORESTATES BANK, N.A.)

                                       By: /s/ Ronald L. Bacon
                                           ------------------------------------
                                           Name: Ronald L. Bacon
                                           Title: Senior Vice President

SCHEDULES
Schedule 1 - Updates to Representations and Warranties


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